UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2023

EQUINIX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-40205 (Commission File Number)	77-0487526 (IRS Employer Identification No.)

One Lagoon Drive Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 598-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	EQIX	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2027	N/A	The Nasdaq Stock Market LLC
1.000% Senior Notes due 2033	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On October 27, 2023, Equinix, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Equity Distribution Agreement dated as of November 4, 2022, by and among the Company, Managers, Forward Purchasers and Forward Sellers named therein (such agreement, as amended, the “Equity Distribution Agreement”). The Amendment provides that Banco Santander, S.A. will be appointed as a Forward Purchaser and Santander US Capital Markets LLC will be appointed as a Forward Seller under the Equity Distribution Agreement.

The Amendment did not change the maximum aggregate offering amount of the shares of the Company’s common stock that may be sold pursuant to the Equity Distribution Agreement, which remains at $1,500,000,000, including shares of common stock that have previously been sold under the Equity Distribution Agreement.

The legal opinion of Davis Polk & Wardwell LLP relating to the shares of common stock being offered is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The legal opinion of Sullivan & Worcester LLP relating to tax matters is filed as Exhibit 8.1 to this Current Report on Form 8-K.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Davis Polk & Wardwell LLP
8.1	Opinion of Sullivan & Worcester LLP
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)
23.2	Consent of Sullivan & Worcester LLP (included in Exhibit 8.1)
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

By:	/s/ Keith D. Taylor
Keith D. Taylor
Chief Financial Officer

DATE: October 27, 2023